UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 22, 2009

SEMGROUP ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 524-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 5.02.                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2009, Mr. Brian F. Billings informed SemGroup Energy Partners, L.P. (the “Partnership”) of his intent to resign from the Board of Directors (the “Board”) of SemGroup Energy Partners G.P., L.L.C. (the “General Partner”), the general partner of the Partnership, effective at the end of his existing term on September 30, 2009.  Mr. Billings’ resignation is not due to any disagreements with the Partnership or the General Partner.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release dated September 25, 2009.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMGROUP ENERGY PARTNERS, L.P.

By:  SemGroup Energy Partners G.P., L.L.C.
        its General Partner

Date:  September 25, 2009                                                      By:  /s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press release September 25, 2009.